UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 0-7900

Texas	74-2962475
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

204 Woodhew	73712
Waco, Texas
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

Life Partners Holdings, Inc. (“we”) are furnishing the information sheet attached as Exhibit 99.1 to this report regarding a whistleblower complaint filed on our behalf by our CEO, Brian D. Pardo, about naked short selling activity in our common stock.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1	Information sheet

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 19, 2013

Life Partners Holdings, Inc.

By: /s/ Colette Pieper

Colette Pieper
Principal Financial Officer

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EXHIBIT INDEX

Number	Description
99.1	Information sheet

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